Exhibit 99.1

Comerica Incorporated BancAnalysts Association of Boston 30th Annual Fall Conference November 3 & 4, 2011 Karen Parkhill Vice Chairman and Chief Financial Officer Beth Acton Executive Vice President

2 Safe Harbor Statement Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “feels,” “expects,” “estimates,” “seeks,” “strives,” “plans,” “intends,” “outlook,” “forecast,” “position,” “target,” “mission,” “assume,” “achievable,” “potential,” “strategy,” “goal,” “aspiration,” “opportunity,” “initiative,” “outcome,” “continue,” “remain,” “maintain,” “trend,” “objective,” “looks forward” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions, as they relate to the Corporation or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of the Corporation’s management based on information known to the Corporation’s management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of the Corporation’s management for future or past operations, products or services, and forecasts of the Corporation’s revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of the Corporation’s management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, the Corporation’s actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions and related credit and market conditions; changes in trade, monetary and fiscal policies, including the interest rate policies of the Federal Reserve Board; adverse conditions in the capital markets; the interdependence of financial service companies; changes in regulation or oversight, including the effects of recently enacted legislation, actions taken by or proposed by the U.S. Treasury, the Board of Governors of the Federal Reserve System, the Texas Department of Banking and the Federal Deposit Insurance Corporation, legislation or regulations enacted in the future, and the impact and expiration of such legislation and regulatory actions; unfavorable developments concerning credit quality; the acquisition of Sterling Bancshares, Inc., or any future acquisitions; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries in which the Corporation has a concentration of loans, including, but not limited to, the automotive production industry and the real estate business lines; the implementation of the Corporation’s strategies and business models, including the anticipated performance of any new banking centers and the implementation of revenue enhancements and efficiency improvements; the Corporation’s ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; operational difficulties or information security problems; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; the entry of new competitors in the Corporation’s markets; changes in customer borrowing, repayment, investment and deposit practices; management’s ability to maintain and expand customer relationships; management’s ability to retain key officers and employees; the impact of legal and regulatory proceedings; the effectiveness of methods of reducing risk exposures; the effects of war and other armed conflicts or acts of terrorism and the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods. The Corporation cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to “Item 1A. Risk Factors” beginning on page 16 of the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2010, “Item 1A. Risk Factors” beginning on page 65 of the Corporation’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2011, “Item 1A. Risk Factors” beginning on page 74 of the Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2011 and “Item 1A. Risk Factors” beginning on page 81 of the Corporation’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2011. Forward-looking statements speak only as of the date they are made. The Corporation does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, the Corporation claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

3 Comerica: A Brief Overview Among the top 25 U.S. bank holding companies $61 billion in assets Largest U.S. bank with corporate headquarters in Texas Founded over 160 years ago Strong capital position Tier 1 Capital Ratio3 10.65% Business Segment Revenue1 Market Segment Revenue2 International $86 4% Other Markets $157 7% At 9/30/11; $ in millions (MM) 1YTD 9/30/11; YTD revenues (FTE) of $2,188MM from major business segments ($1,822MM from continuing operations (FTE) including Finance & Other Businesses); 2YTD 9/30/11: YTD revenues (FTE) of $2,188MM from major geographic markets ($1,822MM from continuing operations (FTE) including Finance & Other Businesses) based on office of origination; Midwest includes: MI, OH, IL; Western includes: CA, AZ, NV, CO, WA; Other Markets include markets not separately identified above in addition to businesses with a national perspective; 3Estimated Business Bank $1,278 58% Retail Bank  $589 27%WM

$321 15%Western $601 27% Texas$396 18% Midwest $903 42%

4 Our Core Businesses & Geographies Business Bank Commercial banking services to Middle Market, Commercial Real Estate, Global Corporate, National Dealer & various specialized industry segments Wide spectrum of credit and non-credit financial products, cash management and international trade services Retail Bank Personalized financial products & services to consumers and small businesses 502 Banking Centers, Call Centers, ATMs, Web Banking Wealth Management Serves the needs of affluent clients, foundations and corporations Private banking, brokerage, insurance, personal trust, institutional trust, investment management

5 Strong Deposit Base Funding Large Commercial Loan Portfolio Lowest Cost of Funds2 Among Peers Strong Deposit to Loan Coverage1 Deposits $47.5B Other/ Finance $0.3B 1% Loans $41.2B As of 9/30/11; $ in Billions (B) 13Q11 Deposit/Loan ratio; Source SNL Financial; ratio is calculated as total insured deposits as a percent of loans held for investments (before reserves) 23Q11 average cost of funds; Source: SNL Financial; Cost of Funds is calculated as interest incurred on interest-bearing liabilities as a % of average noninterest-bearing deposits and interest-bearing liabilities Business Bank $23.2B 48% Retail Bank  $20.7B 44%WM $3.3B 7%Retail Bank $5.8B 14%Business Bank $31.0B 75%WM $4.4B 11% 166% 127% 121% 115% 115% 113% 112% 111% 107% 104% 102%  97% BOKF KEY RF CMA SNV ZION BBT HBAN STI FITB MTB FHN 0.32 0.58 0.61 0.63 0.65 0.71 0.75 0.75 0.76 0.85 0.90 0.94 CMA BOKF FHN MTB FITB HBAN STI RF ZION SNV KEY BBT

6 Nine months ended 9/30 Better/ (Worse) $ in millions, except per share data 2010 2011 Income Statement: Net interest income $1,241 $1,209 ($ 32) Provision for loan losses 423 134 289 Noninterest income 574 610 36 Noninterest expenses 1,203 1,2841 (81) Provision for income taxes 25 104 (79) Net income attributable to common shares 58 294 236 Net income 181 297 116 Diluted income per common share 0.34 1.61 1.27 Balance Sheet (as of 9/30): Loans 40,280 41,255 975 Deposits 40,631 47,452 6,821 Tier 1 capital ratio 9.96% 10.65%2 0.69% 2011 Outperforming 2010 1Includes $38 million in merger and restructuring charges related to the acquisition of Sterling Bancshares. 2Estimated at 9/30/11

7 Strong Core Deposit Growth (Period-end, $B) Steady Performance in Tough Environment Recent Loan Growth (Period-end, $B) 1Excludes restructuring expenses; See Supplemental Financial Data slides for reconciliation of non-GAAP financial measures 2Yield on interest-bearing core deposits 3Estimated Sustained Pre-tax Pre-provision Net Revenue Growth ($MM) Strong Tier One Capital Ratio Sterling CMA Yield 40.3 40.2 39.2 39.2 41.2 3.96% 3.92% 3.85% 3.79% 4.01% Sterling CMA Yield2 40.1 40.0 41.4 41.4 47.1 0.43% 0.39% 0.36% 0.35% 0.33% 188 183 187 189 197 9.96% 10.13% 10.35% 10.53% 10.65% 3Q10 4Q10 1Q11 2Q11 3Q11 3Q10 4Q10 1Q11 2Q11 3Q11 3Q10 4Q10 1Q11 2Q11 1 3Q11 1 3Q10 4Q10 1Q11 2Q11 3Q11 3

8 Loan Portfolio Weighted Toward Faster Growing C&I Comerica Loan Portfolio2 Peer Loan Portfolio2 Industry C&I Loan Growth Outpacing Total Loans 1 Commercial and Industrial loans (C&I) 1Source: Federal Reserve H.8. data as of 10/5/11- C&I loans are presented as defined by the Federal Reserve 2At 9/30/11; Peer source is SNL Financial; excludes BBT, MTB and ZION as their C&I numbers were not reported in SNL 4% 0% -4% -8% 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 C&I 56% Other 44% Other 61% C&I 39%

9 With Recent Growth Outpacing Peers Average Annual C&I Loan Growth1 1Source: Federal Reserve H.8 as of 10/5/11 2At 9/30/11; peer source: SNL Financial and company reports; 3Q11 compared to 2Q11 Average Quarterly C&I Loan Growth Reflects decline in National Dealer due to supply disruption 1 2 Recent Quarter C&I Loan Growth Peer Average 4.8% 2 Sterling CMA All Banks -11% -6% -9% -15% 6% 3% 08 v. 09 09 v.10 10 v. 11YTD CMA CMA excluding Impact of National Dealer All Banks 6% 3% 0% -3% -6% -9% 1Q08 3Q08 1Q09 1Q10 3Q10 1Q11 3Q11 -1.1% 1.2% 1.9% 2.2% 2.7% 2.9% 3.6% 3.8% 4.5% 4.8% Legacy 7.3% SNV MTB BBT ZION RF HBAN KEY FITB STI BOKF CMA FHN

...Supported by Increasing Pipeline & Utilization

Commitments to Make Commitments ($ in MM)


+43%
438
588
871
838
1,339
1,557
1,913
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11

Average Utilization Rate[1]


50%
45%
40%
+130 basis points
45.5%
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11

Last Stage of Pipeline Before Commitment is Booked

Increase in Outstandings Surpassed Increase in Commitments

Comerica Bank

[1]Average utilization of Comerica legacy commercial commitments as a percentage of total commercial commitments at period end

10

11 Deposit Growth Centered on Relationships; Growing Share in the Process 2010 2011 Market Share Market Share Michigan 16.6% 17.1% Texas2 2.8% 5.0% California 1.3% 1.4% 1FDIC Data June 2011. Analysis of counties where Comerica presides excluding branches with deposits over $1B. 22011 includes Sterling on a pro forma basis 3Period end core deposit balances; $ in billions Growth and Geographic Balance FDIC Annual Deposit Data1

12 Stable Net Interest Margin in Low Rate Environment LIBOR declined 5.11% 80% of loan portfolio is floating rate, of which 70% is LIBOR based1 CMA margin declined 0.64% Stable Margin 1At 9/30/2011

13 Loan growth Non-interest bearing deposit growth Net Interest Income Factors That Can Drive Net Interest Income & Net Interest Margin Net interest income and net interest margin do not always move in the same direction Securities growth Wider loan spreads Lower deposit rates No change in earning assets1 Net Interest Margin Net Interest Income Earning Assets Net Interest Margin Larger Impact Smaller Impact Scenarios above are theoretical and assume excess liquidity position 1Loan and security portfolio growth replaces excess liquidity resulting in no change in earning assets

14 Significantly boosts Texas presence with solid deposit base and well located branch network Houston deposit market share virtually triples1 Entry into San Antonio market Complements Dallas-Fort Worth locations Enhance growth opportunities with focus on Middle Market and Small Business 1Source: FDIC Market Data as of 6/30/11; Before and After Sterling Bancshares acquisition; ‘After’ numbers reflect expected banking centers following systems integration Sterling Acquisition: Accelerates Growth Strategy in Texas Texas Banking Centers

15 Sterling Acquisition: Focused on Integration and Delivering Results Manageable size within footprint Intensive employee training Comprehensive ongoing customer communication Systems and signage conversion planned for 4Q11 10% ($200 million) loan growth expected 2012 15% ($4 million) increase in noninterest income expected 20121 35% ($56 million) run rate expected by year end 2012 Acquisition of Sterling Bancshares closed July 28, 2011; 1Noninterest income excluding regulatory impact as well as the recently sold investment advisory business Integration on Track Revenue Synergies Expense Synergies

16 Looking Ahead: Focused on 2012 Profit Improvement Despite Headwinds1 Reallocate resources to faster growing businesses Increase cross-sell referrals Focus on lower deposit pricing, where appropriate Increase fee-based pricing, where appropriate Vendor consolidations Further efficiency through lean processing, Six Sigma, and evolving technology Selective outsourcing of non-core functions Standardize middle office platform in lending groups Revenue Enhancement Efficiency Improvements $100+ million annual pre-tax profit improvement Estimated November 1, 2011 1Headwinds included estimated impacts on 2012 (compared to 2011) of regulatory changes of $26MM and employee benefit expenses of $30-40MM 1/3 2/3

17 Active Capital Manager Target: Shareholder payout of up to 50% of full-year 2011 earnings Historical Average Shareholder Payout of 77% of annual earnings

18 Poised for the Future Well Positioned for Growth Consistent Strategy Solid Capital Position Revenue & Expense Opportunities Based on relationship banking expertise Core businesses and geographies unchanged Recession-tested business model Quality of capital is strong Active share repurchase program Allocating resources to growing areas Size: Ability to react quickly to changing economic conditions Texas expansion with Sterling acquisition Excellent track record of controlling expenses and current heightened focus on more savings Strong Credit Management Weathered credit cycle well relative to peers Customers have cut costs and deleveraged Asset Sensitivity Impact of low rates largely absorbed Naturally positioned for rising rates

Appendix

20 Third Quarter 2011 Highlights Analysis of 3Q11 compared to 2Q11 1Estimated;See Supplemental Financial Data slides for reconciliation of non-GAAP financial measures Period end loans increased $2 billion, primarily due to the addition of Sterling; Comerica legacy loan growth primarily driven by Texas and several Specialty Businesses, including Mortgage Banker, Technology and Life Sciences, Energy and Entertainment Average core deposits increased $3.5 billion with increases in all major markets led by Texas which reflected average Sterling deposits of $2.5 billion Net interest margin increased four basis points to 3.18%, primarily as a result of purchase accounting accretion (+20 basis points) partially offset by impact from an increase in excess liquidity (-8 basis points) and effect of higher MBS premium amortization (-6 basis points) Noninterest expenses included restructuring expenses related to Sterling acquisition of $33 million (pre-tax) or $0.11 per share Positive trends in credit quality continued Net credit related charge-offs declined $13 million to $77 million, or .77% of average total loans Provision for credit losses declined $10 million to $35 million Capital ratios remain solid and increased share buyback activity Tier 1 common capital ratio1 of 10.57% Repurchased 2.1 million shares

21 Loans Grow to $41.2 Billion at Period-end $ in Millions (MM) Acquisition of Sterling Bancshares closed July 28, 2011 1Period-end September 30, 2011 compared to Period-end June 30, 2011 Loan growth in Texas accelerated with acquisition of Sterling and economic conditions stronger than the U.S. Mortgage Banker growth expected to moderate as rates stabilize National Dealer expected to grow in 4Q11 Average loans for Global Corporate increased Decline in Commercial Real Estate expected to continue 9/30/11 Chg $ Chg % Sterling legacy loans $2,009 $2,009 N/A Comerica legacy loans: Mortgage Banker Finance 1,373 450 49% Energy 1,725 208 14 Technology & Life Sciences 1,515 264 21 Entertainment 565 107 23 National Dealer Services 3,069 (290) (9) Global Corporate Banking 4,624 (194) (4) Commercial Real Estate 3,806 (152) (4) Small Business Banking 3,172 (125) (4) Total Change (incl. all loans) $2,032 5% Period-end Commercial Loans1 increased $1.1 billion with legacy Comerica up $668MM, or 3%

22 Average Loan Growth in Selected Portfolios Average balances in $ millions; Includes Sterling Bancshares loans from July 28, 2011 Global Corporate Banking +3% +12% +6% +3% +3% +2% +2% +11% Energy Technology and Life Sciences Mortgage Banker +8% -49% +8% +50%

23 Investment Securities Portfolio Consists primarily of AAA mortgage-backed Freddie Mac and Fannie Mae government agency securities (MBS) Total combined Comerica and SBIB securities portfolio of $9.3B at 9/30/11 Net unrealized pre-tax gain $260MM Yield of 2.87% Duration of 2.7 years Incremental $1B securities settled 9/30/11 to reduce excess liquidity Yield 1.83% Repositioned SBIB legacy securities portfolio which resulted in gains of $11MM (post fair value marks) Target: MBS $9B Period-end (PE); $ in billions Excludes Auction Rate Securities of $463MM at 2Q11 and $433M at 3Q11 Sterling legacy New MBS Comerica legacy

24 Stable Net Interest Margin Excess liquidity position2: 3Q11 average $4.8B, up from $3.4B in 2Q11 9/30/11 period-end $4.2B, up from $2.4B at 6/30/11 Negative impact on 3Q11 margin 29 basis points compared to 21 basis points in 2Q11 13Q11 compared to 2Q11 2Excess liquidity represented by average deposits held at the Federal Reserve Bank. 3Analysis based on non-parallel ramp in interest rates over a 12 month period; See 10Q filing with SEC for methodology. Net interest margin increased to 3.18% reflecting1: + 20 basis points: Accretion from Sterling acquisition ($27MM) - 8 basis points: Increase in excess liquidity - 6 basis points: MBS premium amortization ($8MM) Balance sheet remains well positioned for a rising rate environment: 200 basis points increase in interest rates over a 12 month period expected to result in a $135MM increase in net interest income3 Sensitivity is primarily to the short end of the interest rate yield curve Approximately 80% of loans are floating of which 70% are LIBOR based

25 A Leaner, More Efficient Company Workforce Reductions Full time equivalent at period-end 13Q11 compared to 2Q11 Noninterest expenses increased $51MM1 primarily due to: $28MM increase in Sterling integration expenses to $33MM $18MM noninterest expenses related to Sterling Legacy Comerica operating with 17% fewer people than in 2007 when the recession began

26 $ in millions; 1Excludes loans acquired with credit-impairment 2Includes Sterling foreclosed property of $24 million at 9/30/11 3Inflow to nonaccrual loans with book balances greater than $2 million 4Watch list: generally consistent with regulatory defined Special Mention, Substandard and Doubtful (nonaccrual) loans Credit Quality Positive Trends Continued 3Q11 2Q11 1Q11 4Q10 3Q10 Net credit-related charge-offs to average total loans $77 0.77% $90 0.92% $101 1.03% $113 1.13% $132 1.32% Provision for Loan Losses $38 $47 $49 $57 $122 Nonperforming loans1 Foreclosed property2 Nonperforming assets1 to total loans & foreclosed property1 958 87 1,045 2.53% 974 70 1,044 2.66% 1,030 74 1,104 2.81% 1,123 112 1,235 3.06% 1,191 120 1,311 3.24% Nonperforming assets inflow3 $130 $150 $149 $173 $290 Comerica legacy Watch list loans4 Sterling legacy Watch list loans 4,564 405 4,827 5,166 5,542 6,171 Broad-based improvement in credit metrics

27 Sterling Acquisition Transaction Summary 1Includes warrants and equity awards exchanged as part of transaction. 2Break even analysis excludes merger and integration costs. TRANSACTION SUMMARY Purchase Price and Structure 100% common stock at fixed 0.2365 exchange ratio Transaction value $803 million1 Estimated Deal Economics Break even in 20122 and increasingly accretive thereafter; Attractive valuation multiples Estimated merger-related charges $80 million after-tax: $3 million ($5 million pre-tax) incurred in 2Q11, $21 million ($33 million pre-tax) in 3Q11, approximately $25 million ($40 million pre-tax) in 4Q11, remainder in 2012 Loan Marks 12% Goodwill $485 million

28 Shareholder Distributions Total Payout $33MM $18MM $74MM # of Shares Repurchased 0.4MM -- 2.1MM Avg Cost/Share Repurchased $39.44 -- $25.38 % Payout Among the best capitalized in peer group Quality of capital is solid Active and prudent capital management Doubled quarterly dividend to $0.10 per share effective 1/1/11 2.5 million shares purchased January-September 2011 Tier One Common ratio2 of 10.57% Tangible Common Equity2 ratio of 10.43% 1No share repurchase activity in 2Q11 due to the then-pending Sterling transaction 2Tier One Common ratio is estimated; See Supplemental Financial Data slides for reconciliation of non-GAAP financial measures

29 Diverse Loan Portfolio 1Specialty Businesses includes: Financial Services Division (FSD), Entertainment , Energy, Leasing, Mortgage Banker Finance and Technology and Life Sciences (TLS ) Geography based on office of origination; Midwest: MI, OH, IL; Western: CA, AZ, NV, CO, WA; 2Other Markets include markets not separately identified above in addition to businesses with a national perspective Average 3Q11: $40.1 billion By Geographic Market By Line of Business

30 Loans By Lines of Business and Geographic Market Average loans in $billions By Market 3Q11 2Q11 3Q10 Midwest $13.9 $14.1 $14.3 Western 11.9 12.1 12.6 Texas 8.1 6.9 6.3 Florida 1.5 1.6 1.6 Other Markets 3.1 2.8 3.8 International 1.6 1.7 1.5 TOTAL $40.1 $39.2 $40.1 By Line of Business 3Q11 2Q11 3Q10 Middle Market $11.9 $12.0 $12.0 Commercial Real Estate 4.4 4.1 5.1 Global Corporate Banking 4.9 4.8 4.4 National Dealer Services 3.1 3.6 3.5 Specialty Businesses 5.6 5.0 5.0 SUBTOTAL – BUSINESS BANK $29.9 $29.5 $30.0 Small Business Banking 3.7 3.3 3.5 Personal Banking 1.8 1.7 1.8 SUBTOTAL – RETAIL BANK $5.5 $5.0 $5.3 Private Banking 4.7 4.7 4.8 SUBTOTAL – WEALTH MANAGEMENT $4.7 $4.7 $4.8 TOTAL $40.1 $39.2 $40.1

31 Third Quarter 2011 Average Loans Detail $ in billions Midwest Western Texas Florida Other Markets Int’l TOTAL Middle Market $5.4 $3.9 $1.8 $0.2 $0.6 $- $11.9 Commercial Real Estate 0.7 1.2 1.6 0.3 0.6 - 4.4 Global Corporate Banking 1.5 0.9 0.4 0.1 0.4 1.6 4.9 National Dealer Services 0.6 1.9 0.2 0.2 0.2 - 3.1 Specialty Businesses 0.9 1.7 1.8 0.0 1.2 - 5.6 SUBTOTAL – BUSINESS BANK $9.1 $9.6 $5.8 $0.8 $3.0 $1.6 $29.9 Small Business Banking 1.6 0.7 1.4 - - - 3.7 Personal Banking 1.3 0.1 0.3 - 0.1 - 1.8 SUBTOTAL – RETAIL BANK $2.9 $0.8 $1.7 $- $0.1 $- $5.5 Private Banking 1.9 1.5 0.6 0.7 0.0 - 4.7 SUBTOTAL – WEALTH MANAGEMENT $1.9 $1.5 $0.6 $0.7 $0.0 $- $4.7 TOTAL $13.9 $11.9 $8.1 $1.5 $3.1 $1.6 $40.1

32 Shared National Credit Relationships Approx. 875 borrowers Includes $111MM in Sterling legacy Shared National Credits Majority of relationships include ancillary business Comerica is agent for approximately 17% Adhere to same credit underwriting standards as rest of loan book Credit quality mirrors total portfolio September 30, 2011: $8.0 billion Shared National Credit (SNC): Facilities greater than $20 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level. Period-end outstandings as of September 30, 2011 Commercial Real Estate $1.0B 13% Global Corp Banking $2.6B 32% Nat’l Dealer Services $0.4B 4% Middle Market $1.8B 23% Other $0.7B 8%

33 National Dealer Services Line of Business Detroit 3 25% at 9/11 vs. 41% at 12/05 Geographic Dispersion Western 59% Florida 7% Midwest 20% Texas 6% 1 Franchise distribution based on September 30, 2011 period-end (PE) outstandings 2 “Other” includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans) 65 years of Floor plan lending, with over 20 years on a national basis Top tier strategy Majority are “Mega Dealer” (five or more dealerships in group) Excellent credit quality Robust monitoring of company inventory and performance Loan Balances ($ in Billions) Average PE Floor Plan PE Non-Floor Plan Toyota/Lexus 16%Other2 13% Other Asian 8% Other European 10% Honda/Acura 15% Ford 10% GM 9%Chrysler 6% Nissan/ Infiniti 8% Mercedes 5% 4.9 3.5 3.4 3.8 3.6 3.1 1.9 1.2

34 Credit Metrics Continued to Improve $ in millions 1Excluding lending-related commitments 2Watch list: generally consistent with regulatory defined Special Mention, Substandard and Doubtful (nonaccrual) loans Watch list2 continued to trend down for Comerica legacy as well as acquired Sterling loan portfolio Net charge-offs decline for 9 successive quarters 1 1 2

35 Net Loan Charge-offs $ in millions By Line of Business 3Q11 2Q11 1Q11 4Q10 3Q10 2Q10 Commercial Real Estate $20 $12 $10 $40 $60 $36 Middle Market 19 38 60 23 32 71 Small Business Banking 23 17 17 17 14 16 Private Banking 9 14 5 18 14 11 Specialty Businesses 0 0 (3) 4 8 4 Personal Banking 5 5 5 5 4 6 Global Corporate Banking 1 4 7 6 0 2 TOTAL $77 $90 $101 $113 $132 $146 Provision for loan losses $38 $47 $49 $57 $122 $126 By Market 3Q11 2Q11 1Q11 4Q10 3Q10 2Q10 Midwest $33 $37 $46 $52 $61 $44 Western 32 26 26 42 58 47 Texas 2 3 8 9 5 8 Florida 5 15 8 8 6 7 Other Markets / International 5 9 13 2 2 40 TOTAL $77 $90 $101 $113 $132 $146

36 Average carrying value of nonaccrual loans 60% (40% write-down) No nonaccrual loans held-for-sale 3Q11 compared to 2Q11 Nonperforming Assets Nonperforming Assets of $1,045MM, a $1MM increase, included: Nonaccrual loans decreased $12MM Commercial Real Estate decreased $12MM Middle Market increased $10MM Foreclosed Property increased $17MM to $87MM, including $24MM from Sterling Troubled Debt Restructurings (TDRs) $290MM, included: $93MM Performing Restructured $29MM Reduced Rate $168MM Nonaccrual TDR September 30, 2011 Nonaccrual Loans $929 million By Line of Business Middle Market $319MM Private Banking $59MM Specialty Businesses $51MM Commercial Real Estate $312MM Global Corp Banking $16MM Small Business $105MM Other $67MM

37 Western Michigan Texas Florida Other Markets Total Real Estate Construction Loans Single Family 55 9 21 17 12 114 Land Development 22 5 27 6 32 92 Total Residential 77 14 48 23 44 206 Multi-Family 93 - 70 56 40 259 Retail 89 45 152 16 29 331 Multi-use 68 - 51 - - 119 Other 79 13 65 2 - 159 Sterling 2 - 88 - - 90 Total Commercial 331 58 426 74 69 958 Subtotal 408 72 474 97 113 1,164 Commercial Mortgage Loans Single Family 2 4 9 4 38 57 Land Carry 38 42 22 30 9 141 Total Residential 40 46 31 34 47 198 Multi-Family 185 50 165 177 60 637 Retail 185 87 58 57 16 403 Multi-use 116 19 37 - 35 207 Other 268 161 51 35 57 572 Sterling 3 - 245 6 - 254 Total Commercial 757 317 556 275 168 2,073 Subtotal 797 363 587 309 215 2,271 Total 1,205 435 1,061 406 328 3,435 Commercial Real Estate 1 Included in Commercial Real Estate line of business 2$ in millions; Commercial Real Estate loans in Commercial Real Estate line of business 3Q11 Period End: $12.2 billion Primarily Owner-Occupied Commercial Mortgages $8.7B 71% Real Estate Construction1 $1.2B 10% Commercial Mortgages1 $2.3B 19% 3Q11 Period-end2

38 Commercial Real Estate Line of Business Outstandings By Property Type Net Charge-offs By Project Type Period-end outstandings in $millions Excludes Commercial Real Estate line of business loans not secured by real estate; 3Q11 compared to 2Q11 Commercial: Multi-Family, Retail, Office, Warehouse, Multi-use and Commercial Comerica legacy CRE loans declined $182MM Sterling legacy CRE loans were $344MM at 9/30/11 Charge-offs increased $8MM and inflows to nonaccrual increased $19M from low levels Nonaccrual loans decreased $12MM Watch list loans decreased $44MM $5,000 $4,000 $3,000 $2,000 $1,000 $0 5,228 5,006 4,812 4,621 4,316 4,114 3,763 3,524 3,273 3,435 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q 10 1Q11 2Q11 3Q11 Commercial Residential 104 87 61 83 35 57 36 10 13 19 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 Commercial Residential

39 Line of Business Deposits and Core Deposits By Geographic Market Average deposits in $ billions Core Deposits exclude other time deposits and Foreign Office Time Deposits (3Q11 $0.5B; 2Q11 $0.4B; 3Q10 $0.5B) Line of Business Deposits 3Q11 2Q11 3Q10 Middle Market $4.8 $4.7 $4.8 Commercial Real Estate 1.0 0.8 0.9 Global Corporate Banking 8.1 7.1 6.6 National Dealer Services 0.2 0.2 0.2 Specialty Businesses 7.7 7.6 6.7 SUBTOTAL – BUSINESS BANK $21.8 $20.4 $19.2 Small Business Banking 5.6 4.5 4.2 Personal Banking 14.2 13.2 12.8 SUBTOTAL – RETAIL BANK $19.8 $17.7 $17.0 Private Banking 3.2 3.0 2.6 SUBTOTAL – WEALTH MANAGEMENT $3.2 $3.0 $2.6 Finance/Other 0.3 0.4 0.5 TOTAL $45.1 $41.5 $39.3 Core Deposits by Geography 3Q11 2Q11 3Q10 Midwest $18.5 $18.4 $17.8 Western 13.0 12.4 11.8 Texas 8.8 6.2 5.4 Florida 0.4 0.4 0.4 Other Markets 2.4 2.5 2.2 International 1.4 1.1 1.1 Finance/Other 0.1 0.1 0.1 TOTAL $44.6 $41.1 $38.8 39

40 Third Quarter 2011 Average Deposits Detail $ in billions Midwest Western Texas Florida Other Markets Int’l TOTAL Middle Market $1.2 $3.1 $0.4 $0.0 $0.1 - $4.8 Commercial Real Estate 0.2 0.5 0.2 0.0 0.1 - 1.0 Global Corporate Banking 3.1 0.6 1.8 0.0 1.0 1.6 8.1 National Dealer Services 0.1 0.1 0.0 0.0 0.0 - 0.2 Specialty Businesses 0.7 4.7 1.2 0.1 1.0 - 7.7 SUBTOTAL – BUSINESS BANK $5.3 $9.0 $3.6 $0.1 $2.2 $1.6 $21.8 Small Business Banking 2.3 1.1 2.2 - - - 5.6 Personal Banking 10.1 1.2 2.8 - 0.1 - 14.2 SUBTOTAL – RETAIL BANK $12.4 $2.3 $5.0 $- $0.1 $- $19.8 Private Banking 0.8 1.7 0.3 0.3 0.1 - 3.2 SUBTOTAL – WEALTH MANAGEMENT $0.8 $1.7 $0.3 $0.3 $0.1 $- $3.2 Finance/Other 0.3 - - - - - 0.3 TOTAL $18.8 $13.0 $8.9 $0.4 $2.4 $1.6 $45.1

41 1Dodd-Frank Wall Street Reform and Consumer Protection Act; 2Based on 2010 full-year results Impact on Comerica is estimated and subject to final rulemaking. Comerica may be impacted by other changes due to the financial reform legislation. Timing of prescribed changes varies. Overall, relative impact from Financial Reform will likely be less than other major banks Financial Reform1 Interest on Demand Deposits - Allows interest on commercial demand deposits + Could provide additional deposit generation - Could lead to increased cost of commercial demand deposits, depending on interplay of interest, deposit credits, and service charges Derivatives - Allows continued trading of foreign exchange and interest rate derivatives; energy, uncleared commodities and agriculture derivatives will move to separate subsidiary + Allows for continued growth of CMA’s core client-driven foreign exchange ($39MM annual revenue2) and interest rate ($7MM annual revenue2) derivatives business - Direct impact on client-driven energy derivatives business ($1MM annual revenue2) Interchange Fees + Government card programs, such as the DirectExpress Social Security program, are exempt - Based on the final Fed rules, total debit card PIN ($9MM annual revenue2) and signature-based ($31MM annual revenue2) interchange fees in 2011 would be reduced by about $4MM compared to 2010 and an incremental $20MM in 2012 compared to 2011.

42 Share Dilution June 30, 2007 to June 30, 2011 Pro forma common equity shares and warrants issued for acquisition of Sterling Bancshares 1BOKF did not issue CPP preferred stock 2Includes dilution resulting from in-the-money outstanding CPP warrants (0.2% and 1.1% for MTB and CMA respectively) Source: SNL Financial Shareholder Dilution Through the Economic Cycle 1 17% 2% 17% 26% 33% 54% 71% 72% 74% 79% 140% 145% 265% BOKF 1 MTB 2 BBT CMA2 STI ZION FITB FHN RF SNV KEY HBAN

43 Senior Unsecured/Long-Term Issuer Rating Moody’s S&P Fitch DBRS BB&T A2 A A+ A (high) Comerica A2 A- A A BOK Financial A2 BBB+ A- A (low) M&T Bank A3 A- A- A (low) KeyCorp Baa1 BBB+ A- BBB (high) SunTrust Baa1 BBB BBB+ A (low) Fifth Third Baa1 BBB A- A (low) First Horizon National Corp Baa1 BBB- BBB+ Huntington Baa1 BBB BBB+ BBB Regions Financial Ba3 BB+ BBB- BBB Zions Bancorporation B2 BBB- BBB- BBB (low) Synovus Financial Corp BB- BB- Holding Company Debt Ratings As of 10/17/11 Source: SNL Financial Debt Ratings are not a recommendation to buy, sell, or hold securities.

Supplemental Financial Data

Reconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions)

	9/30/11	6/30/11	3/31/11	12/31/10	9/30/10
Tier 1 capital[1,2]	$6,560	$6,193	$6,107	$6,027	$5,940
Less: Trust preferred securities	49	--	--	--	--
Tier 1 common capital[2]	***6,511***	6,193	6,107	6,027	5,940
Risk-weighted assets[1,2]	***61,604***	58,790	58,998	59,506	59,608
Tier 1 common capital ratio [2]	***10.57%***	**10.53%**	**10.35%**	***10.13%***	***9.96%***
Total shareholders' equity	$6,951	$6,038	$5,877	$5,793	$5,857
Less: Goodwill	635	150	150	150	150
Less: Other intangible assets	35	4	5	6	6
Tangible common equity	$6,281	$5,844	$5,722	$5,637	$5,701
Total assets	$60,888	$54,141	$55,017	$53,667	$55,004
Less: Goodwill	635	150	150	150	150
Less: Other intangible assets	35	4	5	6	6
Tangible assets	$60,218	$53,987	$54,862	$53,511	$54,848
Tangible common equity ratio	***10.43%***	***10.90%***	***10.43%***	***10.54%***	***10.39%***
Income before Income tax	$126	$137	$138	$126	$66
Plus: Provision for loan losses	38	47	49	57	122
Plus: Merger and restructuring costs	33	5	--	--	--
Pre-tax Pre-provision Net Revenue (PPNR)	***$197***	***$189***	***$187***	***$183***	***$188***

The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with bank regulations. The tangible common equity ratio removes preferred stock and the effect of intangible assets from capital and the effect of intangible assets from total assets.

Comerica believes these are meaningful measures used by investors, regulators, management and others to evaluate the adequacy of common equity, analyze underlying performance trends and/or to compare against other companies in the industry.

[1]Regulatory Capital, Tier 1 Capital and risk-weighted assets as defined and calculated in accordance with regulation.

[2]September 30, 2011 Regulatory Capital, Tier 1 Capital, and Risk-Weighted assets are estimated.

Comerica Bank

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